ONCOTELIC

Building the next generation Biotech

TRABEDERSEN-DRUG DEVELOPMENT USING PHOSPHOROTHIOATE ANTISENSE PLATFORM

MATEON THERAPEUTICS

Forward-looking Statements

This document contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words "will," "may," "would," "approximate," "expect," "intend," and similar expressions and their variants, as they relate to the Company, Oncotelic or the management of either company, before or after the Merger, may identify forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, uncertainties as to the timing of financing and the outcome of the clinical program and the outcome of FDA interactions. This review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

MATEON THERAPEUTICS

The Three Convergents

Supercomputing

Antisense Drug

TGF-beta2 target




DNA
mRNA
Transcription
Translation
Antisense
Drug
(Oligonucleotide)




UPN4050704
UPN203302
A
Baseline
Baseline
C
B
Day 918
Day 2000
D
R
L
1cm

Antisense Therapeutics

A class of RNA Therapeutics that inhibit the translation of the target protein- ie. TGF-beta2



DNA
Transcription
a
Pre-mRNA
Splicing
b
mRNA
Translation
d
Antisense
Ribosome
c
Polypeptide
Nucleus
Inhibits transcription 5′-cap formation polyadenylation
Pre-mRNA
Inhibit 5′-cap formation
Splicing modulation
RNase H
Exon 1
Exon 2
Exon 3
AAAA
Inhibition of polyadenylation
Splicing
dsRNase
mRNA
Exon 1 Exon 2 Exon 3
AAAA
Nucleus
c
Cytoplasm
d
Inhibit translation
RNase H
mRNA
Exon 1 Exon 2 Exon 3
AAAA
dsRNase/RNAi
Ribozymes

Antisense as Next Generation Drugs

Attributes	Small Molecules	mAb	Antisense
Inception	1850s to present	1920s to present	**1990s to present**
Size	200-500	>150,000	**5,000 to 7,000**
Drug Discovery	Random screening	Focused screening	**Rationally designed**
Success Rate	Low-~5%	Moderate-~50%	**High-~90%**
Predictable PK	No	Yes	**Yes**
On Target Safety	Target Specific	Target Specific	**Target Specific**
Off Target Safety	Nonspecific Targets	Cross Reactivities	**Sequence Homology**
Risk Profile	High >50%	Moderate =< 40%	**Low ~1%**
Speed of Development	15-20 years	10-15 years	**1-5 yrs**
Manufacturing Cost	Low	High	**Low**
Amenable to Individual Therapy	No	No	**Yes**

MATEON THERAPEUTICS

Antisense Oligonucleotide Molecules

- Single stranded (13- to 25-mer) DNA molecules (oligodeoxynucleotides)
- Specifically inhibit target protein expression *via* complementary hybridization to relevant mRNA


DNA
mRNA
Transcription
Antisense Drug (Oligonucleotide)


5'- -3' Antisense oligonucleotide
5'- -3' Target mRNA
RNAse H-mediated cleavage of target mRNA
DNA/RNA hybrid duplex is the target for RNAse H
Inhibition of translation by steric hindrance
STOP

MATEON THERAPEUTICS

'Oligonucleotide Chemistry 101'


A
T
G
Phosphodiester bonds



Phosphorothioate bonds

- *higher resistance to nucleases (⬀ stability)*

MATEON THERAPEUTICS

FDA has approved several ASO

- ❖1) Fomivirsen: for treatment of patients with cytomegalovirus (CMV) retinitis
- ❖2) Macugen: for age-related macular degeneration (AMD) of the retina
- ❖3) Mipomersen: for homozygous familial hypercholesterolemia (HoFH)
- ❖4) Nusinersen/Spinraza- for spinal muscular atrophy.
- ❖5) Exondys- for Duchenne muscular dystrophy.
- ❖6) Luxturna- for retinal dystrophy due to a mutation of the RPE65.
- ❖7) Inotersen - Hereditary TTR-mediated amyloidosis.
- ❖8) Patisiran – Hereditary TTR-mediated amyloidosis

TGF-β as a Target

- The overexpression of transforming growth factor-beta, specifically TGF-β2, plays a key role in malignant progression of various tumors by inducing proliferation, metastasis, angiogenesis, and immunosuppression
- Therefore, reducing TGF-β2 expression has a very high clinical impact potential
- Interest in anti-TGF-β therapeutics has remained high since 2000
- Several recent high-profile deals reflect strong market interest
- Our lead drug candidate – OT-101- is a RNA therapeutics targeting TGF-β2

Company Name	Drug Name	Mechanisms of Action	Dev. Stage	Acquirer	**Deal Size**	Date
Rigel		TGF beta receptor kinase inhibitors	Preclinical	BMS	**$309M**	Feb-15
Xoma	XOMA 089	Neutralizaing mAb against TGF-ß1 and TGF-ß2	Preclinical	Novartis	**$517M**	Oct-15
Scholar Rock	SRTβ1-Ab3	mAb against latent TGF-β1	Preclinical	IPO	**$400M**	May-18
Argenx	ARGX-115	Inhibit Release TGF-ß	Preclinical	AbbVie	**$625M**	Aug-18
Tium Bio		TGF beta inhibitors	Preclinical	Chiesi Group	**$73M**	Jan-19
Merck KGaA	M7824	PD-L1 and TGF-ß trap	Phase 1	GSK	**$4.2B**	Feb-19
Merck		TGF-ß modulators (LAP)	Preclinical	Tilos	**770M**	Jun-19

OT-101: Drug Product- TGF-β2 Antisense.

- Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) targeting the human TGF-β2 messenger RNA
- Ready for registration trials--Over 200 patients treated across 6 clinical trials
- Potential for breakthrough designation for early approval
- Strong Patent protection until 2037
- Orphan designation granted for three tumor indications in US & EU
- Manufacturing process optimized and scaled up sufficient drug to treat over >5,000 patients
- **Rare Pediatric Indication**



TGF-β2 protein coding sequence
Human TGF-β2 messenger RNA
0
1,000
2,000
3,000
4,000
5,000
5,882
1,369
2,613
1678
1695
Nucleotide sequence of trabedersen
5'-CGGCATGTCTATTTTGTA-3'

Single Agent Activity- Glioblastoma:

- G004-Phase 2b trial
- Title: A multi-national, multi-center, open-label, active-controlled, randomized parallel-group dose-finding study to evaluate the efficacy and safety of two doses of OT-101 in adult patients with recurrent high-grade glioma, administered intratumorally as continuous high-flow microperfusion over a 7-day period every other week.
- **Pts#: N = 145. OT-101 10 µM, N = 40; OT-101 80 µM, N = 49; Control, N = 45**
- Superior to Temozolomide as single agent
    - Not myelosuppressive
    - Strong tumor reduction and prolonged overall survival without the burden of secondary hematological tumors for temozolomide
- An opportunity to combine OT-101 with TMZ
- Planned Phase 3 Registration Trial for Gliomas
    - Interim Read at 22 months

Clinical Efficacy: Objective Responses

- Objective responses were observed among the 87 evaluable patients treated with OT-101:
- Best Objective Responses were: 5 CR (5.9%), 14 PR (16.5%), 28 SD (31.8%), and 40 PD (45.9%)
- Confirmed Best Objective Responses were: 4 CR (4.7%), 12 PR (12.9%), 31 SD (36.5%), and 40 PD (45.9%)
- Best Objective Responses were confirmed with deeper tumor reduction.
- Best Objective Responses were confirmed with improved OS: CR: >66mos, PR: 36.9 mos, SD: 14.7 mos, and PD: 5.5mos.



Δ Tumor Volume
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
500
1000
1500
2000
2500
Days from Baseline
OT-101 CR
OT-101 PR
OT-101 SD
OT-101 PD



Percent survival
110
100
90
80
70
60
50
40
30
20
10
0
0
10
20
30
40
50
60
70
OS (months)
OT CR (N=5)
OT PR (N=14)
OT SD (N=28)
OT PD (N=40)

Single Agent Activity- Pancreatic Cancer

- P001- Phase 1/2 Clinical Trial
- Title: An Open-Label, Multicenter Dose-escalation Study to Evaluate the Safety and Tolerability of OT-101 (TGF-β2-specific Phosphorothioate Antisense Oligodeoxynucleotide), Administered Intravenously in Adult Patients with Advanced Tumors Known to Overproduce TGF-β2, Who are Not or No Longer Amenable to Established Therapies.
- Pts#: 61 (37 with pancreatic cancer; 19 with malignant melanoma; 5 with colorectal cancer)
- Primary Objective: To determine the maximum tolerated dose (MTD) and the dose limiting toxicities (DLTs) of two cycles of trabedersen administered intravenously (i.v.) for 7 days or for 4 days every other week.
- OT-101 was well tolerated. MTD not reached and Efficacy Demonstrated
- Only 18% (107 of 600 AEs) of all AEs that have been reported during the treatment phase of this study were assessed by the investigator to be either related (20 AEs) or possibly related (87 AEs) to the study medication (OT-101).
- Phase 3 Pancreatic Cancer
  - Interim Read at 11 months
  - Final Read Overall Survival at 18 months

P001 Phase 1/2 Trial

Patient 1006: CR as far out as 77 mos

Surgery: Whipple's procedure

1st line: 5-FU/LV, Dose 425 mg/m2

2nd line: 5-FU/LV, Dose 2600 mg/m2/24hr

3rd line: Gemcitabine, Dose 1000 mg/m2/week

OT-101- Liver mets/ Complete Response (Black Line)

Patient 1022: OS of 40 months

Surgery: Whipple's procedure

1st line: Radiation therapy (50 Gy)

2nd line: 5FU

OT-101- Liver Mets/ Stable Disease (Blue Line)



Liver Mets
Liver+Other Mets
100
50
0
Percent survival
0 10 20 30 40 50 60 70 80
OS (Months)
P=0.0077
1022

1006



2.5
2.0
1.5
1.0
0.5
0.0
Tumor Reduction
1 2 4 8
Visit
1004 / 11.1mos
1006 / 76.2 mos
1017 / 9.2 mos
1019 / 15.6 mos
1022 / 39.7 mos
1023 / 13.4 mos
1026 / 9.3 mos
1028 / 16.1 mos
1029 / 9.8 mos
1035 / 18.2 mos
1047 / 18.9 mos
+20%
-30%

MATEON THERAPEUTICS

Mateon/Oncotelic- (MATN)- Building The Next Generation Pharma



NAVIGATOR
Large Data Analytics



DATA
Large Clinical Data



PIPELINE
High Value Pipeline

Vuong Trieu PhD

- CEO/ Chairman
- vtrieu@oncotelic.com
- www.oncotelic.com/
- www.mateon.com

Thank You

MATEON THERAPEUTICS